CONSOLIDATED BALANCE SHEETS (PARENTHETICAL) (USD $) In Millions, except Per Share data	Jun. 30, 2011	Jun. 30, 2010
Common stock, stated value	$ 1	$ 1
Common stock, shares authorized	10,000	10,000
Common stock, shares issued	4,007.9	4,007.6
Treasury stock, shares	1,242.1	1,164.1
Convertible Class A preferred stock
Preferred stock, stated value	$ 1	$ 1
Preferred stock, shares authorized	600	600
Non-Voting Class B preferred stock
Preferred stock, stated value	$ 1	$ 1
Preferred stock, shares authorized	200	200